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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2004

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     001-32300                13-4100476
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)



                 12 Skyline Drive
                Hawthorne, New York                               10532
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      (Address Of Principal Executive Office)                   (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective November 22, 2004, SmartPros Ltd. (the "Company") dismissed McGladrey & Pullen, LLP ("M&P"), which had previously served as the Company's independent accountants. As of November 23, 2004 the Company engaged Holtz Rubenstein Reminick LLP ("Holtz") as its new independent accountants. The Audit Committee of the Company's Board of Directors recommended that the Company change audit firms, directed the process of review of candidate firms to replace M&P and made the final decision to engage Holtz.

         The reports of M&P on the financial statements of the Company for the years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended December 31, 2002 and 2003 and reviews of the Company's financial statements for the current year through November 22, 2004, there were no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused M&P to make reference thereto in their report on the financial statements for such years.

         The Company has furnished to M&P the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is M&P's letter to the Commission, dated November 24, 2004, regarding these statements.

         During the two most recent fiscal years and through November 22, 2004, the Company has not consulted with Holtz on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where a written report was provided or oral advice was provided that Holtz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           EXHIBIT
             NO.                             DESCRIPTION
             ---                             -----------
            16.1 Letter, dated November 24, 2004, from McGladrey & Pullen, LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              SmartPros Ltd.

Dated:  November 29, 2004                     By:    /s/ Allen S. Greene
                                                  ------------------------------
                                                  Allen S. Greene,
                                                  Chief Executive Officer

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

                                  EXHIBIT INDEX

           EXHIBIT
             NO.                             DESCRIPTION
             ---                             -----------
            16.1 Letter, dated November 24, 2004, from McGladrey & Pullen, LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

                                       4